Delaware VIP Trust

Delaware VIP International Series
(the “Series”)

Supplement to the Series’ Standard and Service Class Summary and Statutory Prospectuses, each dated May 1, 2023, as amended, and the Series’ Statement of Additional Information (“SAI”), dated May 1, 2023

Changes Effective August 31, 2023

Effective August 31, 2023, Charles (Trey) Schorgl is added as an additional portfolio manager of the Series and will serve as a portfolio manager of the Series with Aditya Kapoor and Charles John. References to any other portfolio managers of the Series in the Series’ summary prospectuses, statutory prospectuses, or SAI are removed.

Effective August 31, 2023, the following is added to the information in the section of the Series’ summary prospectuses entitled “Who manages the Series? – Investment Manager” and the section of the Series’ statutory prospectuses entitled “Series summary – Delaware VIP International Series – Who manages the Series? – Investment Manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Charles (Trey) Schorgl	Managing Director, Senior Portfolio Manager	August 2023

Effective August 31, 2023, the first sentence of the section of the Series’ statutory prospectuses entitled "Who manages the Series – Portfolio managers – Delaware VIP International Series" is deleted in its entirety and is replaced with:

Aditya Kapoor, Charles John and Charles (Trey) Schorgl have primary responsibility for making the day-to-day investment decisions for Delaware VIP International Series.

Effective August 31, 2023, the following is added to the section of the Series’ statutory prospectuses entitled “Who manages the Series – Portfolio managers – Delaware VIP International Series”:

Charles (Trey) Schorgl, CFA Managing Director, Senior Portfolio Manager
Trey Schorgl is a Senior Portfolio Manager for Macquarie Asset Management's (MAM's) Ivy Global Equity Team, where he is responsible for the day-to-day investment decisions of the strategy. He joined MAM as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined Ivy Investments in November 2014 as an equity analyst. He was appointed assistant vice president in 2019. Prior to joining Ivy Investments, he was an equity analyst with Balyasny Asset Management in New York. Prior to that, he was an equity research associate with Credit Suisse in New York. He graduated cum laude from Texas Christian University with a double major in finance and accounting. He is a member of the CFA Institute and the CFA Society of Kansas City.

Effective August 31, 2023, the following information as of July 31, 2023, is added to the section of the Series’ SAI entitled "Portfolio Managers – Other Accounts Managed":

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Charles John
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	1	$10.8 million	0	$0
Other Accounts	1	$0.7 million	0	$0

Aditya Kapoor
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	1	$10.8 million	0	$0
Other Accounts	1	$0.7 million	0	$0
Charles (Trey) Schorgl
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Effective August 31, 2023, the sections of the Series’ SAI entitled "Portfolio Managers – Compensation Structure – Bonus – International Value Equity Portfolio Manager (Gowlland)” and “Portfolio Managers – Compensation Structure – Bonus – Global Value Equity Portfolio Managers (Hansen, Petersen, Annerstedt, Jensen, Juul)” are deleted in their entirety and reference to “John, Kapoor, Schorgl” is added to the section of the Series’ SAI entitled “Portfolio Managers – Compensation Structure - Bonus - Ivy Equity Boutique Portfolio Managers (Angermeier, Klapmeyer).”

Changes Effective October 31, 2023

Effective October 31, 2023, the Series will change its benchmark index from the MSCI EAFE (Europe, Australasia, Far East) Index to the MSCI ACWI (All Country World Index) ex USA Index.

Effective October 31, 2023, the second paragraph in the section of the Series’ summary prospectuses entitled “What are the Series’ principal investment strategies?” and the section of Series’ statutory prospectuses entitled “Series summary – Delaware VIP International Series – What are the Series’ principal investment strategies?” is deleted in its entirety and is replaced with:

To a limited degree, the Series may also invest in companies based in the United States. The Series may rely on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. The Series’ investment in emerging market companies will not exceed the greater of (a) 35% of the Series’ net assets or (b) the weight of emerging markets in the Series’ benchmark index, the MSCI ACWI ex USA Index. Additionally, in pursuing its investment strategies, the Series may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector. The Series is a nondiversified fund.

Effective October 31, 2023, the following risk disclosures are added to the section of the Series’ summary prospectuses entitled “What are the principal risks of investing in the Series?” and the section of Series’ statutory prospectuses entitled “Series summary – Delaware VIP International Series – What are the principal risks of investing in the Series?”:

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a series’ use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the Manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits.

Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Effective October 31, 2023, the third paragraph in the section of the Series’ statutory prospectuses entitled "How we manage the Series – Our principal investment strategies – Delaware VIP International Series" is deleted in its entirety and is replaced with:

The Series may invest in emerging or developing markets, and the Series may focus its investments in companies located in or tied economically to particular countries or regions. The Series’ investment in emerging market companies will not exceed the greater of (a) 35% of the Series’ net assets or (b) the weight of emerging markets in the Series’ benchmark index, the MSCI ACWI ex USA Index. Additionally, in pursuing its investment strategies, the Series may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector. The Series is a nondiversified series.

Effective October 31, 2023, the following language is added after the seventh paragraph in the section of the Series’ statutory prospectuses entitled "How we manage the Series – Our principal investment strategies – Delaware VIP International Series":

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in the Manager’s macroeconomic perspective. The Manager also may sell a security to reduce the Series’ holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Series may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Series may use forward currency contracts to either increase or decrease exposure to a given currency. The Series also may use a range of other derivative instruments, including total return swaps, in seeking to hedge or manage broad or specific equity market movements, to facilitate trading in certain securities, or to manage exposure to specific securities, sectors and/or geographical areas. In addition, the Series may use written options on individual equity securities to enhance return.

In addition, the Series may invest in “A-shares” of certain Chinese companies ‑ which otherwise are not eligible to be directly purchased by US mutual funds ‑ through various trading programs with Chinese-based stock exchanges.

Effective October 31, 2023, the paragraph in the section of the Series’ statutory prospectuses entitled "How we manage the Series – The risks of investing in the Series – Delaware VIP International Series – Emerging markets risk – How the Series strives to manage it" is deleted in its entirety and is replaced with:

How the Series strives to manage it: The Series’ investment in emerging market companies will not exceed the greater of (a) 35% of the Series’ net assets or (b) the weight of emerging markets in the Series’ benchmark index, the MSCI ACWI ex USA Index. To the extent that the Series invests in emerging markets, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or issuer. However, there is no way to eliminate emerging markets risk when investing internationally in emerging markets.

Effective October 31, 2023, the following risk disclosures are added to the section of the Series’ statutory prospectuses entitled "How we manage the Series – The risks of investing in the Series – Delaware VIP International Series":

Currency risk

Currency risk is the risk that the value of a series’ investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Series strives to manage it: The Manager may try to hedge the Series’ currency risk by purchasing forward foreign currency contracts. If the Series agrees to purchase or sell foreign securities at a preset price on a future date, the Manager may attempt to protect the value of a security the Series owns from future changes in currency exchange rates. If the Series has agreed to purchase or sell a security, the Series may also use forward foreign currency contracts to “lock in” the security’s price in terms of US dollars or another applicable currency. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Foreign currency exchange transactions and forward foreign currency contracts risk

The Series may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Series’ holdings of securities denominated in a particular currency and the forward contracts entered into by the Series. An imperfect correlation of this type may prevent the Series from achieving the intended hedge or expose the Series to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

How the Series strives to manage it: The Manager monitors the Series’ positions in forward foreign currency contracts and seeks to minimize counterparty risk by considering the creditworthiness of all counterparties before the Series enters into transactions with them.

Derivatives risk

Derivatives risk is the possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the Manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a series may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a series’ taxable income or gains. A series’ transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a series are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the series, (iii) defer losses to the series, and (iv) cause adjustments in the holding periods of the series’ securities. A series’ use of derivatives may be limited by the requirements for taxation of the series as a regulated investment company.

Investing in derivatives may subject a series to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that a series may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a series may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits.

How the Series strives to manage it: The Series will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income. The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Series under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a series enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a series may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Series strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Series enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2023.